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                                 United States
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report(Date of earliest event reported) June 30, 1999



                        MATTHEWS STUDIO EQUIPMENT GROUP
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                  California
                 ---------------------------------------------
                (State or other jurisdiction of incorporation)

              0-18102                            95-1447751
         -------------------------------------------------------------
   (Commission file number)          (I.R.S. Employer Identification Number)

        3111 North Kenwood Street, Burbank, CA               91505
        ----------------------------------------------------------------
      (Address of principal executive office)             (Zip Code)

                                 (818)525-5200
             -----------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
         --------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)
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Item 5. Other Events

On June 30, 1999, Matthews Studio Equipment Group ("Matthews") sold $10,000,000 of convertible senior subordinated notes ("Notes") to ING Equity Partners, L.P. I ("ING"). Proceeds from the transaction will be used for general corporate purposes, including the funding of further development of Matthews' new Internet Division, ShowbizMart.com and capital expenditures.

The Notes, which are secured by a junior and subordinated security interest in Matthews' consolidated assets, will mature on June 30, 2005, and bear interest at twelve percent for the first year and eighteen percent thereafter. At Matthews' option, interest on the Notes may be paid in cash or in kind (i.e., by the issuance of additional notes similar to the Notes). However, upon consummation of an equity offering by Matthews which results in gross proceeds of $25,000,000 or more on or prior to June 30, 2000 (a "Qualified Equity Offering"), the principal amount of the Notes then outstanding plus accrued and unpaid interest thereon will automatically convert into shares of common stock of Matthews ("Common Stock") at the subscription price to investors in such Qualified Equity Offering. If a Qualified Equity Offering has not been consummated on or prior to June 30, 2000, Matthews will issue to the holders of the Notes 500,000 warrants to purchase Common Stock at $0.01 per share for each $10,000,000 of principal outstanding under the Notes.

In connection with the issuance of the Notes, Matthews and its subsidiaries also entered into an amendment agreement for Matthews' bank line of credit facility. This amendment agreement modified certain covenants under the bank line of credit and permitted the release of the $3,000,000 letter of credit issued by ING (U.S.) Capital LLC on January 12, 1999, as additional collateral for Matthews' bank line of credit. As part of the transaction, Matthews and ING also agreed that the Common Stock Purchase Warrant dated as of January 12, 1999, which granted ING the right to purchase 150,000 shares of Common Stock at $2.50 per share is not canceled but shall remain outstanding.

Copies of the (i) Note Purchase Agreement, (ii) Convertible Senior Subordinated Note, (iii) form of Common Stock Purchase Warrant, and (iv) Amended and Restated Security Agreement entered into with ING are attached hereto as exhibits. A copy of the Waiver and Amendment Agreement No. 4 entered into with Matthews' banks is also attached as an exhibit. A copy of Matthews' press release regarding the transaction is also attached as an exhibit.

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(2)(c) Exhibits

                    EXHIBIT INDEX

Exhibit             Document Description
-------             --------------------

4.9 Convertible Senior Subordinated Note dated June 30, 1999, executed by Matthews Studio Equipment Group in favor of ING Equity Partners, L.P. I.

4.10 Form of Common Stock Purchase Warrant issuable under the Note Purchase Agreement dated June 30, 1999, between Matthews Studio Equipment Group and the Purchasers listed on Schedule I thereto, without schedules, exhibits or annexes thereto.

10.23 Note Purchase Agreement dated June 30, 1999, between Matthews Studio Equipment Group and the Purchasers listed on Schedule I thereto, without schedules, exhibits or annexes thereto except for Schedule I.

10.24               Amended and Restated Security Agreement dated June
                    30, 1999, among: Matthews Studio Equipment Group; Matthews Studio Sales, Inc.; Hollywood Rental Company, LLC; Matthews Studio Electronics, Inc.; Matthews Acceptance Corporation; Duke City Video, Inc.; HDI Holdings, Inc.; Four Star Lighting, Inc.; Matthews Studio Group Centers, Inc.; Keylite Holdings, Inc.; Reel Wheels, Inc.; Keylite Production Services, Inc.; Duke City Holdings, Inc.; Four Star Holding, Inc.; ShowbizMart.com Inc.; and ING Equity Partners, L.P. I, without schedules, exhibits or annexes thereto.

10.25 Waiver and Amendment Agreement No. 4 dated June 30, 1999 to the Amended and Restated Credit Agreement dated April 1, 1998, among: Matthews Studio Equipment Group; Hollywood Rental Company, LLC; Matthews Studio Electronics, Inc.; Matthews Acceptance Corporation; Duke City Video, Inc.; HDI Holdings, Inc.; Four Star Lighting, Inc.; Matthews Studio Sales, Inc.; Matthews Studio Group Centers, Inc.; Keylite Holdings, Inc.; Reel Wheels Inc.; Keylite Production Services, Inc.; Duke City Holdings, Inc.; Four Star Holding, Inc.; ShowbizMart.com Inc.; The Chase Manhattan Bank; PNC Bank, National Association; Wells Fargo Bank, N.A.; CIBC, Inc.; Mellon Bank, N.A.;

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                    and The Chase Manhattan Bank, as agent for the lenders,
                    without schedules, exhibits or annexes thereto.

99.6                Matthews Studio Equipment Group's press release dated
                    June 30, 1999.

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                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              MATTHEWS STUDIO EQUIPMENT GROUP
                                         (Registrant)



Date: July 15, 1999        By: /s/ Carlos D. DeMattos
                              --------------------------------------------------
                                   Carlos D. DeMattos
                                   Chairman of the Board, Chief Executive
                                   Officer & President

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